Variable Annuity-3 Series

Account of Great-West

Life & Annuity Insurance

Company of New York

Annual Statement as of and for the Year Ended December 31, 2020 and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Variable Annuity-3 Series Account and the Board of Directors of Great-West Life & Annuity Insurance Company of New York

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the investment divisions listed in Appendix A of the Variable Annuity-3 Series Account of Great-West Life & Annuity Insurance Company of New York (the “Series Account”) as of December 31, 2020, the related statements of operations and changes in net assets for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment divisions constituting the Series Account as of December 31, 2020, and the results of their operations and the changes in their net assets for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on the Series Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

May 3, 2021

We have served as the auditor of one or more Great-West investment company separate accounts since 1981.

VARIABLE ANNUITY-3 SERIES ACCOUNT OF GREAT-

WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Report of Independent Registered Public Accounting Firm

APPENDIX A

Investment division	Statement of assets and liabilities	Statement of operations	Statements of changes in net assets
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH FUND	December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE CAP VALUE FUND	December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND	December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND	December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
GREAT-WEST GOVERNMENT MONEY MARKET FUND	December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

VARIABLE ANNUITY-3 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

	INVESTMENT DIVISIONS
	COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH FUND	COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE CAP VALUE FUND	COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND	GREAT-WEST GOVERNMENT MONEY MARKET FUND

ASSETS:
Investments at fair value (1)	$94,415	$611	$1,703	$482,841	$492,152

Total assets	94,415	611	1,703	482,841	492,152

LIABILITIES:
Payable on units of the account	3	—	0	15	29
Other payables	3	—	0	14	29
Total liabilities	6	—	0	29	58

NET ASSETS	$94,409	$611	$1,703	$482,812	$492,094

NET ASSETS REPRESENTED BY:
Accumulation units	$94,409	$611	$1,703	$482,812	$492,094

ACCUMULATION UNITS OUTSTANDING	523	25	86	3,276	55,156

UNIT VALUE (ACCUMULATION)	$180	$24	$20	$147	$9

(1) Cost of investments:	$31,375	$320	$749	$301,943	$492,152
Shares of investments:	2,100	21	62	15,304	492,152

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-3 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2020

	INVESTMENT DIVISIONS
	COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH FUND	COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE CAP VALUE FUND	COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND	GREAT-WEST GOVERNMENT MONEY MARKET FUND

INVESTMENT INCOME:
Dividends	$—	$—	$—	$(0)	$2,241

EXPENSES:
Mortality and expense risk	803	6	28	3,691	8,158

NET INVESTMENT INCOME (LOSS)	(803)	(6)	(28)	(3,691)	(5,917)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	44,404	190	3,434	5,231	(2,353)
Realized gain distributions	—	—	—	28,379	—

Net realized gain (loss) on investments	44,404	190	3,434	33,610	(2,353)

Change in net unrealized appreciation (depreciation) on investments	(17,236)	(157)	(3,418)	119,205	—

Net realized and unrealized gain (loss) on investments	27,168	33	16	152,815	(2,353)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,365	$27	$(12)	$149,124	$(8,270)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-3 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2020 AND 2019

	INVESTMENT DIVISIONS
	COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH FUND		COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE CAP VALUE FUND		COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND
	2020	2019	2020	2019	2020	2019
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(803)	$(1,900)	$(6)	$(12)	$(28)	$(116)
Net realized gain (loss) on investments	44,404	1,280	190	288	3,434	884
Change in net unrealized appreciation (depreciation) on investments	(17,236)	37,981	(157)	(44)	(3,418)	610

Increase (decrease) in net assets resulting from operations	26,365	37,361	27	232	(12)	1,378

CONTRACT TRANSACTIONS:
Transfers for contract benefits and terminations	(80,503)	(1,830)	(313)	(508)	(6,687)	(1,603)
Net transfers	(4)	—	1		(0)	—
Contract maintenance charges	(6)	(16)	(1)	(1)	(3)	(19)

Increase (decrease) in net assets resulting from contract transactions	(80,513)	(1,846)	(313)	(509)	(6,690)	(1,622)

Total increase (decrease) in net assets	(54,148)	35,515	(286)	(277)	(6,702)	(244)

NET ASSETS:
Beginning of period	148,557	113,042	897	1,174	8,405	8,649

End of period	$94,409	$148,557	$611	$897	$1,703	$8,405

CHANGES IN UNITS OUTSTANDING:
Units issued	—	—	—	—	—	—
Units redeemed	(576)	(16)	(14)	(25)	(370)	(89)

Net increase (decrease)	(576)	(16)	(14)	(25)	(370)	(89)

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-3 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2020 AND 2019

	INVESTMENT DIVISIONS
	COLUMBIA VARIABLE PORTFOLIO -SELIGMAN GLOBAL TECHNOLOGY FUND		GREAT-WEST GOVERNMENT MONEY MARKET FUND
	2020	2019	2020	2019
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(3,691)	$(4,387)	$(5,917)	$3,849
Net realized gain (loss) on investments	33,610	49,122	(2,353)	—
Change in net unrealized appreciation (depreciation) on investments	119,205	84,814	—	—

Increase (decrease) in net assets resulting from operations	149,124	129,549	(8,270)	3,849

CONTRACT TRANSACTIONS:
Transfers for contract benefits and terminations	(25,529)	(23,037)	(320,341)	(297,369)
Net transfers	(26)	1,857	(60)	(1,858)
Contract maintenance charges	(13)	(82)	(6)	(32)

Increase (decrease) in net assets resulting from contract transactions	(25,568)	(21,262)	(320,407)	(299,259)

Total increase (decrease) in net assets	123,556	108,287	(328,677)	(295,410)

NET ASSETS:
Beginning of period	359,256	250,969	820,771	1,116,181

End of period	$482,812	$359,256	$492,094	$820,771

CHANGES IN UNITS OUTSTANDING:
Units issued	—	21	—	10,765
Units redeemed	(238)	(266)	(35,809)	(43,926)

Net increase (decrease)	(238)	(245)	(35,809)	(33,161)

The accompanying notes are an integral part of these financial statements.	(Concluded)

VARIABLE ANNUITY-3 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2020

1.                            ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Variable Annuity-3 Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company of New York (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the New York State Department of Financial Services. It consists of five investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund. The Series Account is no longer being sold and is also closed to additional premium payments from existing policyholders. There are currently no participants receiving an annuity payout.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The outbreak of the novel strain of coronavirus, specifically identified as ‘COVID-19’, has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Investment Divisions in future periods.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is an investment company and, therefore, applies specialized accounting guidance in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification of Topic 946 “Financial Services — investment Companies” (ASC Topic 946). The following is a summary of the significant accounting policies of the Series Account.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 — Unadjusted quoted prices for identical securities in active markets.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly.

These may include quoted prices for similar assets in active markets.

Level 3 — Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2020, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

2.                            PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2020 were as follows:

Investment Division	Purchases	Sales
Columbia Variable Portfolio - Mid Cap Growth Fund	$1	$81,338
Columbia Variable Portfolio - Select Large-Cap Value Fund	—	320
Columbia Variable Portfolio - Select Smaller-Cap Value Fund	—	6,719
Columbia Variable Portfolio - Seligman Global Technology Fund	28,391	29,287
Great-West Government Money Market Fund	2,224	328,634

3.                            EXPENSES AND RELATED PARTY TRANSACTIONS

Contract Maintenance Charges

The Company deducts an annual maintenance charge of $30, which is made directly to contract owner accounts through the redemption of units, for each contract. The maintenance charge, which is recorded as Contract maintenance charges in the accompanying Statement of Changes in Net Assets of the applicable Investment Divisions, is waived on certain contracts.

Deductions for Assumption of Mortality and Expense Risks

The Company assumes mortality and expense risks related to the operations of the Series Account and it deducts a daily charge equal to an effective annual rate of 1.25% of the unit value of each Investment Division.  In addition, an effective annual rate of 0.15% of each Investment Division is deducted as daily administration fees. These charges are recorded as Mortality and expense risk in the Statement of Operations of the applicable Investment Divisions.

Charges Incurred for Surrenders

The Company may deduct from each participant’s account a maximum fee of 6% of an amount withdrawn that is deemed to be premium. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Transfer Fees

The Company deducts from each participant’s account a fee of $25 for each transfer between Investment Divisions in excess of 12 transfers in any calendar year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Related Party Transactions

Great-West Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.                            SUBSEQUENT EVENTS

Management has reviewed all events subsequent to December 31, 2020 including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, May 3, 2021. No subsequent events requiring adjustments or disclosures have occurred.

5.                            FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding.

The Expense Ratio represents the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

VARIABLE ANNUITY-3 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

FINANCIAL HIGHLIGHTS

	At December 31				For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH FUND
2020	1		$180.36	$94	0.00%	1.40%	33.55%
2019	1		$135.05	$149	0.00%	1.40%	33.30%
2018	1		$101.29	$113	0.00%	1.40%	(6.09)%
2017	3		$107.87	$346	0.00%	1.40%	21.28%
2016	3		$88.97	$290	0.00%	1.40%	0.87%
COLUMBIA VARIABLE PORTFOLIO - SELECT LARGE-CAP VALUE FUND
2020	0	*	$23.72	$1	0.00%	1.40%	3.13%
2019	0	*	$23.00	$1	0.00%	1.40%	24.99%
2018	0	*	$18.34	$1	0.00%	1.40%	(13.45)%
2017	14		$20.76	$289	0.00%	1.40%	19.29%
2016	14		$17.41	$247	0.00%	1.40%	18.30%
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND
2020	0	*	$19.84	$2	0.00%	1.40%	7.65%
2019	0	*	$18.43	$8	0.00%	1.40%	16.10%
2018	1		$15.87	$9	0.00%	1.40%	(13.81)%
2017	1		$18.42	$10	0.00%	1.40%	10.73%
2016	1		$16.63	$9	0.00%	1.40%	12.37%
COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND
2020	3		$147.39	$483	0.00%	1.40%	44.16%
2019	4		$102.24	$359	0.00%	1.40%	53.16%
2018	4		$66.76	$251	0.00%	1.40%	(9.42)%
2017	14		$73.70	$1,061	0.00%	1.40%	33.34%
2016	15		$55.27	$827	0.00%	1.40%	17.73%
GREAT-WEST GOVERNMENT MONEY MARKET FUND
2020	55		$8.92	$492	0.32%	1.40%	(1.11)%
2019	91		$9.02	$821	1.75%	1.40%	0.34%
2018	124		$8.99	$1,116	1.53%	1.40%	(0.04)%
2017	18		$9.00	$162	0.40%	1.40%	(0.98)%
2016	19		$9.09	$171	0.00%	1.40%	(1.39)%

*The Investment Division has units that round to less than 1,000 units.